Exhibit 10.19

STOCK SUBSCRIPTION AGREEMENT

        This Stock Subscription Agreement (this "Agreement") is entered into as of January 2, 2003 by and between Alliance Imaging, Inc., a Delaware corporation (the "Company") and Paul S. Viviano (the "Purchaser") (being hereinafter collectively referred to as the "Parties").

RECITALS

        For purposes of this Agreement, "Subsidiary," with respect to any entity, shall mean any corporation (or other entity) in an unbroken chain of entities beginning with such corporation (or entity) if each of the entities, or group of commonly controlled entities, other than the last entity in the unbroken chain, then owns stock (or other equity interest) possessing 50% or more of the total combined voting power of all classes of equity in one of the other entities in such chain; "Affiliate" shall mean, with respect to any Person, a Person directly or indirectly controlling, controlled by, or under common control with, such Person, and with respect to the Company, also any entity designated by the Board of Directors of the Company in which the Company or one of its Affiliates has an interest, and, with respect to Kohlberg Kravis Roberts & Co., L.P. ("KKR"), also any Affiliate of any partner of KKR; "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature; and "control" shall have the meaning given such term under Rule 405 of the Securities Act of 1933 (the "Securities Act").

        The Company has agreed to sell to the Purchaser, and the Purchaser desires to purchase 43,643 shares of Common Stock (the "Purchase Stock") at a price per share of $5.27. The purchase of the Purchase Stock will be made on January 2, 2003 (the "Purchase Date"), unless the Company shall notify the Purchaser that the Purchase Date has been extended, in which case the Purchase Date shall be the date specified in such notice.

AGREEMENT

        To implement the foregoing and in consideration of the mutual agreements contained herein, the Parties agree as follows:

1.    Purchase of Stock.

        (a)  On the Purchase Date the Purchaser hereby subscribes for and shall purchase, and the Company will sell to the Purchaser, the Purchase Stock at a purchase price of $5.27 per share (the "Price Per Share") subject to the terms and conditions hereinafter set forth. The Company shall have no obligation to sell any Purchase Stock to any person who (i) is a resident or citizen of a state or other jurisdiction in which the sale of the Purchase Stock to him would constitute a violation of the securities or "blue sky" laws of such jurisdiction (provided that the Company shall take all reasonable ministerial actions under such laws to avoid any such violation) or (ii) is not an employee of the Company or one of its Subsidiaries on the Purchase Date.

        (b)  On the Purchase Date, in consideration of receipt of the Price Per Share, the Company will deliver to the Purchaser a certificate, registered in the Purchaser's name, for the Purchase Stock.

2.    The Purchaser's Representations and Warranties.

        (a)  The Purchaser hereby represents and warrants that he is acquiring the Purchase Stock for investment for his own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof. The Purchaser agrees and acknowledges that he will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any shares of Stock (any such act sometimes referred to herein as a "Transfer," whether voluntary or involuntary) unless such Transfer complies with the terms and conditions of this Agreement and the Stockholder's Agreement by and among the Purchaser, the Company and Viewer Holdings LLC, dated as of

January 2, 2003 (the "Stockholder's Agreement") and (i) the Transfer is pursuant to an effective registration statement under the Securities Act of 1933, as amended, or the rules and regulations in effect thereunder (the "Securities Act") or (ii) (A) counsel for the Purchaser (which counsel shall be acceptable to the Company) shall have furnished the Company with an opinion, satisfactory in form and substance to the Company, that no such registration is required because of the availability of an exemption from registration under the Securities Act and (B) if the Purchaser is a citizen or resident of any country other than the United States, or the Purchaser desires to effect any Transfer in any such country, counsel for the Purchaser (which counsel shall be acceptable to the Company) shall have furnished the Company with an opinion or other advice satisfactory in form and substance to the Company to the effect that such Transfer will comply with the securities laws of such jurisdiction. Notwithstanding the foregoing, the Company acknowledges and agrees that any of the following Transfers are deemed to be in compliance with this Agreement and no opinion of counsel is required in connection therewith: (x) a Transfer made pursuant to Section 5, 6, 8 or 9 of the Stockholder's Agreement, (y) a Transfer upon the death of the Purchaser to his executors, administrators, testamentary trustees, legatees or beneficiaries (the "Purchaser's Estate") or a Transfer to the executors, administrators, testamentary trustees, legatees or beneficiaries of a person who has become a holder of Stock in accordance with the terms of this Agreement, provided that it is expressly understood that any such transferee shall be bound by the provisions of the Stockholder's Agreement and (z) a Transfer made after the Purchase Date in compliance with the federal securities laws to a trust or custodianship the beneficiaries of which may include only the Purchaser, his spouse or his lineal descendants (which term shall include adoptive as well as biological descendants) (the "Purchaser's Trust") or a Transfer made after the third anniversary of the Purchase Date to such a trust by a person who has become a holder of Stock in accordance with the terms of the Stockholder's Agreement, provided that such Transfer is made expressly subject to the Stockholder's Agreement and that the transferee agrees in writing to be bound by the terms and conditions thereof.

        (b)  The certificate (or certificates) representing the Stock shall bear the following legend:

    "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE STOCKHOLDER'S AGREEMENT DATED AS OF JANUARY 2, 2003 BY AND AMONG ALLIANCE IMAGING, INC. (THE "COMPANY"), THE PURCHASER NAMED ON THE FACE HEREOF AND VIEWER HOLDINGS, L.L.C. (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). EXCEPT AS OTHERWISE PROVIDED IN SUCH AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR (B) IF (I) THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THE ACT OR THE RULES AND REGULATIONS IN EFFECT THEREUNDER, AND IN COMPLIANCE WITH APPLICABLE PROVISIONS OF STATE SECURITIES LAWS, AND (II) IF THE HOLDER IS A CITIZEN OR RESIDENT OF ANY COUNTRY OTHER THAN THE UNITED STATES, OR THE HOLDER DESIRES TO EFFECT ANY SUCH TRANSACTION IN ANY SUCH COUNTRY, THE COMPANY HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OR OTHER ADVICE OF COUNSEL FOR THE HOLDER THAT SUCH TRANSACTION WILL NOT VIOLATE THE LAWS OF SUCH COUNTRY."

        (c)  The Purchaser acknowledges that he has been advised that (i) the Stock has not been registered under the Securities Act, (ii) the Stock must be held indefinitely and the Purchaser must continue to bear the economic risk of the investment in the Stock unless it is subsequently registered under the Securities Act or an exemption from registration is available, (iii) it is not anticipated that there will be any public market for the Stock, (iv) an exemption from registration under Rule 144 promulgated under the Securities Act is not currently available with respect to the sales of any securities of the Company, and the Company has made no covenant to make such an exemption available (except as provided in Section 11(b) hereof), (v) when and if shares of Stock may be disposed of without registration in reliance on Rule 144, such disposition can be made only in limited amounts in accordance with the terms and conditions of such Rule, (vi) if the Rule 144 exemption is not available, public sale without registration will require compliance with some other exemption under the Securities Act, (vii) a restrictive legend in the form heretofore set forth shall be placed on the certificates representing the Stock, and (viii) a notation shall be made in the appropriate records of the Company indicating that the Stock is subject to restrictions on transfer and, if the Company should at some time in the future engage the services of a stock transfer agent, appropriate stop transfer restrictions will be issued to such transfer agent with respect to the Stock.

        (d)  If any shares of Stock are to be disposed of in accordance with Rule 144 under the Securities Act or otherwise, the Purchaser shall promptly notify the Company of such intended disposition and shall deliver to the Company at or prior to the time of such disposition such documentation as the Company may reasonably request in connection with such sale, and, in the case of a disposition pursuant to Rule 144, shall deliver to the Company an executed copy of any notice on Form 144 required to be filed with the Securities and Exchange Commission.

        (e)  The Purchaser agrees that, if any shares of the Common Stock (or securities convertible into or exchangeable for Common Stock) of the Company are offered to the public pursuant to an effective registration statement under the Securities Act, the Purchaser will not effect any public sale or distribution of any shares of Stock not covered by such registration statement within 7 days prior to, or within 180 days after, the effective date of such registration statement, unless otherwise agreed to in writing by the Company.

        (f)    The Purchaser represents and warrants that (i) he has received and reviewed the public Securities and Exchange Commission filings, including all amendments and supplements thereto (ii) he has been given the opportunity to obtain any additional information or documents and to ask questions and receive answers about such documents, the Company and its Subsidiaries and the business and prospects of the Company and its Subsidiaries which he deems necessary to evaluate the merits and risks related to his investment in the Stock and he has relied solely on such information.

        (g)  The Purchaser further represents and warrants that (i) his financial condition is such that he can afford to bear the economic risk of holding the Stock for an indefinite period of time and has adequate means for providing for his current needs and personal contingencies, (ii) he can afford to suffer a complete loss of his investment in the Stock, (iii) all information which he has provided to the Company concerning himself and his financial position is correct and complete as of the date of this Agreement, (iv) he understands and has taken cognizance of all risk factors related to the purchase of the Stock, including those set forth in the public documents referred to above, and (v) his knowledge and experience in financial and business matters are such that he is capable of evaluating the merits and risks of his purchase of the Stock as contemplated by this Agreement.

3.    The Company's Representations and Warranties.

        The Company represents and warrants to the Purchaser that (i) this Agreement has been duly authorized, executed and delivered by the Company and (ii) the Stock, when issued and delivered in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable.

4.    Notice of Change of Beneficiary.

        Immediately prior to any transfer of Stock to the Purchaser's Trust, the Purchaser shall provide the Company with a copy of the instruments creating the Purchaser's Trust and with the identity of the beneficiaries of the Purchaser's Trust. The Purchaser shall notify the Company immediately prior to any change in the identity of any beneficiary of the Purchaser's Trust.

5.    Recapitalizations, etc.

        The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Stock, to any and all shares of capital stock of the Company or any capital stock, partnership units or any other security evidencing ownership interests in any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution of the Stock, by reason of any stock dividend, split, reverse split, combination, recapitalization, liquidation, reclassification, merger, consolidation or otherwise.

6.    The Purchaser's Employment by the Company.

        Nothing contained in this Agreement (i) obligates the Company or any Subsidiary of the Company to employ the Purchaser in any capacity whatsoever or (ii) prohibits or restricts the Company (or any of its Subsidiaries) from terminating the employment, if any, of the Purchaser at any time or for any reason whatsoever, with or without Cause.

7.    State Securities Laws.

        The Company hereby agrees to use its best efforts to comply with all state securities or "blue sky" laws which might be applicable to the sale of the Stock and the issuance of the Options to the Purchaser.

8.    Binding Effect.

        The provisions of this Agreement shall be binding upon and accrue to the benefit of the Parties hereto and their respective heirs, legal representatives, successors and assigns. In the case of a transferee permitted under Section 2(a) hereof, such transferee shall be deemed the Purchaser hereunder; provided, however, that no transferee (including without limitation, transferees referred to in Section 2(a) hereof) shall derive any rights under this Agreement unless and until such transferee has delivered to the Company a valid undertaking to become bound by the terms of the Stockholder's Agreement.

9.    Amendment.

        This Agreement may be amended only by a written instrument signed by the Parties hereto.

10.    Applicable Law.

        The laws of the state of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law. Any suit, action or proceeding against the Purchaser, with respect to this Agreement, or any judgment entered by any court in respect of any thereof, may be brought in any court of competent jurisdiction in the State of Delaware, and the Purchaser hereby submits to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. By the execution and delivery of this Agreement, the Purchaser appoints the Secretary of the Company, at its principal office, as his agent upon which process may be served in any such suit, action or proceeding. Service of process upon such agent, together with notice of such service given to the Purchaser in the manner provided in Section 14 hereof, shall be deemed in every respect effective service of process upon him in any suit, action or proceeding. Nothing herein shall in any way be deemed to limit the ability of the Company to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over the Purchaser, in such other jurisdictions and in such manner, as may be permitted by applicable law. The Purchaser hereby irrevocably waives any objections which he may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any court of competent jurisdiction in the State of Delaware, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum. No suit, action or proceeding against the Company with respect to this Agreement may be brought in any court, domestic or foreign, or before any similar domestic or foreign authority other than in a court of competent jurisdiction in the State of Delaware, and the Purchaser hereby irrevocably waives any right which he may otherwise have had to bring such an action in any other court, domestic or foreign, or before any similar domestic or foreign authority. The Company hereby submits to the jurisdiction of such courts for the purpose of any such suit, action or proceeding.

11.    Assignability of Rights by the Company.

        The Company shall have the right to assign any or all of its rights or obligations.

12.    Limited Liability of Members of Acquisition.

        Notwithstanding any other provision of this Agreement, no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement or any of the transactions contemplated hereby shall be had against any current or future director, officer, employee, general or limited partner or member, of KKR, or any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of, or any current or future member of KKR or any current or future director, officer, employee, general or limited partner, member, assignee or affiliate of any of the foregoing, as such for any obligation of KKR under this Agreement or any documents or instruments delivered in connection with this Agreement or any of the transactions contemplated hereby or for any claim based on, in respect of or by reason of such obligations or their creation.

13.    Miscellaneous.

        In this Agreement (i) all references to "dollars" or "$" are to United States dollars and (ii) the word "or" is not exclusive. If any provision of this Agreement shall be declared illegal, void or unenforceable by any court of competent jurisdiction, the other provisions shall not be affected, but shall remain in full force and effect.

14.    Notices.

        All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered by hand (whether by overnight courier or otherwise) or sent by registered or certified mail, return receipt requested, postage prepaid, to the Party to whom it is directed:

        (a)  If to the Company, to it at the following address:

    Alliance Imaging, Inc.
    1900 S. State College Blvd., Ste. 600
    Anaheim, CA 92806

    Attention: General Counsel

        (b)  If to the Purchaser, to him at his most recent address as reflected in the Company's records, or at such other address as the Party shall have specified by notice in writing to the other Parties in accordance with this Section 14.

[signature page follows]

        IN WITNESS WHEREOF, the Parties have executed this Stock Subscription Agreement as of the date first above written.

ALLIANCE IMAGING, INC.
By:	/s/ RUSSELL D. PHILLIPS, JR.
Its:	Executive Vice President General Counsel and Secretary
THE PURCHASER
/s/ PAUL S. VIVIANO Paul S. Viviano